Exhibit 99.2

B/E Aerospace, Inc.

Unaudited Pro Forma Consolidated Financial Information

On December 16, 2014, B/E Aerospace, Inc. (“B/E”) completed the previously announced distribution of 100% of the outstanding common stock of KLX Inc. (“KLX”) to B/E’s shareholders (the “Distribution”).

The following unaudited pro forma consolidated statements of earnings of B/E for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012, and 2011 are presented as if the Distribution had occurred as of January 1, 2011. The following unaudited pro forma consolidated balance sheet of B/E as of September 30, 2014 assumes that the Distribution occurred on September 30, 2014.

The statements which are presented are based on information currently available, and do not purport to represent what B/E’s financial position and results of operations actually would have been had the Distribution occurred on the dates indicated, or to project B/E’s financial performance for any future period.  Beginning in the fourth quarter of 2014, KLX’s historical financial results for periods prior to the Distribution will be reflected in B/E’s consolidated financial statements as discontinued operations.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in B/E’s Form 10-K for the year ended December 31, 2013 and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in B/E’s Form 10-Q for the nine months ended September 30, 2014. The results of operations for the nine months ended September 30, 2014 include material costs and expenses associated with business repositioning and the separation of the businesses, and as such, are not consistent with historical operating results.

The Historical column in the Unaudited Pro Forma Consolidated Statements of Earnings and in the Unaudited Pro Forma Consolidated Balance Sheet reflects B/E’s historical financial statements for the periods presented and do not reflect any adjustments related to the Distribution and related events.

The information in the KLX Separation column in the Unaudited Pro Forma Consolidated Statements of Earnings was derived from the annual and interim combined financial statements included in KLX’s Form 10.  The information in the KLX Separation column in the Unaudited Pro Forma Consolidated Balance Sheet was derived from the pro forma condensed combined balance sheet included in KLX’s Form 10.

The Other column in the Unaudited Pro Forma Consolidated Statements reflects additional pro forma adjustments which are further described in the accompanying notes.

B/E AEROSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

NINE MONTHS ENDED SEPTEMBER 30, 2014

(In Millions, Except Per Share Data)

					Pro Forma
					B/E
		KLX			Continuing
	Historical	Separation	Other	Notes	Operations

Revenues	$3,203.1	$(1,255.0)	$2.2	(a)	$1,950.3
Cost of sales	2,053.4	(872.6)	1.9	(a)	1,182.7
Selling, general and administrative	419.5	(167.2)	21.2	(b)	273.5
Research, development and engineering	213.4	—			213.4
Operating earnings	516.8	(215.2)	(20.9)		280.7
Interest expense	96.5	—	(23.9)	(c)	72.6
Debt prepayment costs	—	—	244.9	(c)	244.9
Earnings before income taxes	420.3	(215.2)	(241.9)		(36.8)
Income tax expense	100.5	(94.5)	(93.1)	(d)	(87.1)
Net earnings	$319.8	$(120.7)	$(148.8)		$50.3

Net earnings per share - basic	$3.08				$0.48
Net earnings per share - diluted	$3.06				$0.48

Weighted average common shares - basic	103.9				103.9
Weighted average common shares - diluted	104.5				104.5

See accompanying notes.

B/E AEROSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

YEAR ENDED DECEMBER 31, 2013

(In Millions, Except Per Share Data)

					Pro Forma
					B/E
		KLX			Continuing
	Historical	Separation	Other	Notes	Operations

Revenues	$3,483.7	$(1,291.6)	$5.2	(a)	$2,197.3
Cost of sales	2,154.8	(872.8)	4.5	(a)	1,286.5
Selling, general and administrative	478.7	(179.3)	31.6	(b)	331.0
Research, development and engineering	220.9	—			220.9
Operating earnings	629.3	(239.5)	(30.9)		358.9
Interest expense	122.5	—	(25.4)	(c)	97.1
Earnings before income taxes	506.8	(239.5)	(5.5)		261.8
Income tax expense	141.2	(89.1)	(2.1)	(d)	50.0
Net earnings	$365.6	$(150.4)	$(3.4)		$211.8

Net earnings per share - basic	$3.54				$2.05
Net earnings per share - diluted	$3.52				$2.04

Weighted average common shares - basic	103.2				103.2
Weighted average common shares - diluted	103.9				103.9

See accompanying notes.

B/E AEROSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

YEAR ENDED DECEMBER 31, 2012

(In Millions, Except Per Share Data)

					Pro Forma
					B/E
		KLX			Continuing
	Historical	Separation	Other	Notes	Operations

Revenues	$3,085.3	$(1,180.7)	$2.5	(a)	$1,907.1
Cost of sales	1,921.2	(803.5)	2.2	(a)	1,119.9
Selling, general and administrative	432.4	(159.5)	34.7	(b)	307.6
Research, development and engineering	191.7	—			191.7
Operating earnings	540.0	(217.7)	(34.4)		287.9
Interest expense	124.4	—	(27.3)	(c)	97.1
Debt prepayment costs	82.1	—			82.1
Earnings before income taxes	333.5	(217.7)	(7.1)		108.7
Income tax expense	99.8	(80.8)	(2.7)	(d)	16.3
Net earnings	$233.7	$(136.9)	$(4.4)		$92.4

Net earnings per share - basic	$2.29				$0.90
Net earnings per share - diluted	$2.27				$0.90

Weighted average common shares - basic	102.2				102.2
Weighted average common shares - diluted	102.9				102.9

See accompanying notes.

B/E AEROSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

YEAR ENDED DECEMBER 31, 2011

(In Millions, Except Per Share Data)

					Pro Forma
					B/E
		KLX			Continuing
	Historical	Separation	Other	Notes	Operations

Revenues	$2,499.8	$(947.3)	$2.0	(a)	$1,554.5
Cost of sales	1,563.5	(635.9)	1.7	(a)	929.3
Selling, general and administrative	349.7	(125.6)	34.9	(b)	259.0
Research, development and engineering	158.6	—			158.6
Operating earnings	428.0	(185.8)	(34.6)		207.6
Interest expense	105.0	—	(7.9)	(c)	97.1
Earnings before income taxes	323.0	(185.8)	(26.7)		110.5
Income tax expense	95.2	(69.3)	(10.3)	(d)	15.6
Net earnings	$227.8	$(116.5)	$(16.4)		$94.9

Net earnings per share - basic	$2.25				$0.94
Net earnings per share - diluted	$2.24				$0.93

Weighted average common shares - basic	101.1				101.1
Weighted average common shares - diluted	101.9				101.9

See accompanying notes.

B/E AEROSPACE, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(In Millions, Except Per Share Data)

		KLX			Pro Forma
	Historical	Separation	Other	Notes	B/E

ASSETS

Current assets:
Cash and cash equivalents	$289.3	$(466.2)	$506.0	(c)	$329.1
Accounts receivable	676.9	(330.0)			346.9
Inventories	2,175.4	(1,298.0)			877.4
Deferred income taxes	32.2	(20.3)			11.9
Other current assets	122.7	(29.0)			93.7
Total current assets	3,296.5	(2,143.5)	506.0		1,659.0
		—
Property and equipment	681.6	(295.2)			386.4
Goodwill	2,253.6	(1,380.3)			873.3
Identifiable intangible assets	651.5	(426.5)			225.0
Other assets	74.9	(28.7)	(15.4)	(c)	30.8
	6,958.1	(4,274.2)	490.6		3,174.5

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$463.2	$(175.4)			$287.8
Accrued liabilities	686.1	(163.8)	(26.8)	(c)	495.5
Total current liabilities	1,149.3	(339.2)	(26.8)		783.3

Long-term debt	$2,626.7	$(1,200.0)	$762.3	(c)	$2,189.0
Deferred income taxes	200.4	(83.9)			116.5
Other non-current liabilities	92.0	(11.2)			80.8

Stockholders’ equity:
Preferred stock, $0.01 par value; 1.0 shares authorized; no shares outstanding	—	—	—		—
Common stock, $0.01 par value; 200.0 shares authorized; 105.9 shared issued as of September 30, 2014	1.1	(0.5)			0.6
Additional paid-in capital	1,722.7	(2,639.4)			(916.7)
Retained earnings	1,243.1	—	(244.9)	(c)	998.2
Accumulated other comprehensive loss	(77.2)	—			(77.2)
Total stockholders’ equity	2,889.7	(2,639.9)	(244.9)		4.9
	$6,958.1	$(4,274.2)	$490.6		$3,174.5

See accompanying notes.

B/E AEROSPACE, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Note 1. Other Pro Forma Adjustments

a)             Reflects the effects of intercompany sales from B/E to KLX that will be reflected as third party transactions subsequent to the Distribution.

b)             Reflects the addition of corporate overhead costs previously allocated to KLX in the KLX financial statements.

c)              Reflects 1) the issuance of $1.2 billion of senior unsecured notes by KLX, net of debt issuance costs of $21.0 million, and the distribution of $750.0 million of the proceeds thereof to B/E Aerospace, 2) the issuance of a $2.2 billion term loan by B/E, net of debt issuance costs and original issue discount of $27.2 million and $11.0 million, respectively, 3) the prepayment of $1,958.7 million of senior unsecured notes and settlement of related accrued interest by B/E and write-off of the corresponding debt issuance costs and unamortized premium of $42.6 million and $8.7 million, respectively, 4) the settlement of the balance drawn and related accrued interest on the revolving credit facility of $668.0 million by B/E and 5) the payment of $211.0 million of debt prepayment costs in connection with the prepayment of the senior unsecured notes.

d)             The adjustments in the Other column were tax effected using an incremental tax rate of 38.5% based on the blended federal and statutory income tax rates.